                                                                    EXHIBIT 10.4

              FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY OF
                          ATMOS ENERGY MARKETING, LLC


This FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY OF ATMOS ENERGY MARKETING, LLC (this "Amendment") is entered into effective as of September 29, 2000, among
           ---------
WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), BANK OF AMERICA, N. A. ("Bank of America"), as a Bank, as an
 --------                             ---------------
Issuing Bank, and as Agent for the Banks, and Woodward Marketing, Inc., Atmos Energy Marketing LLC, J. D. Woodward and James Kifer (collectively the "Guarantors").
-----------

     WHEREAS, Borrower and Banks entered into that certain Credit Agreement (the "Credit Agreement"), dated to be effective as of August 9, 2000; and
 ----------------

     WHEREAS, the Obligations (as defined in the Credit Agreement) were guaranteed by the Guarantors pursuant to a Guaranty Agreement executed by each of the Guarantors, in favor of the Banks (the "Guaranty Agreements"), dated as
                                               -------------------
of August 9, 2000, including, without limitation, that certain GUARANTY OF ATMOS ENERGY MARKETING, LLC (the "Atmos Guaranty"), executed by ATMOS ENERGY
                            --------------
MARKETING, LLC; and

     WHEREAS, the Obligations are secured by security interests in the Collateral (as defined in the Credit Agreement) granted to Bank pursuant to the Security Agreements (as defined in the Credit Agreement) and pursuant to the Nations Funds Security Agreement (as defined in the Credit Agreement), each executed by Borrower (collectively, the "Security Agreements"); and
                                         -------------------

          WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Bank of America and the Guarantors agree as follows:

     1. The definition of Responsible Officer set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced
                  ---------------------
with the following:

     "Responsible Officer" means any of the following: J.D. Woodward III, Henry
      -------------------
O. Drilling or Randy W. Randel.

     2   Section 8 (a) of the Atmos Guararnty is deleted in its entirety and replaced with the following:

          (a) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the audited financial statements to include a balance sheet as at the end of such year for the Guarantor, with schedules and the related statements of income or operations, members' capital and cash flows for such year for the Guarantor, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which
                                               -------------------
          report shall state that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Guarantor's or any subsidiary's records. Notwithstanding the foregoing, the audited financial statements for fiscal year ended September 30, 2000 (except for the balance sheet) do not need to compare financial performance for the fiscal year ended September 30, 2000 to financial performance for the fiscal year ended September 30, 1999; and

The foregoing amendment does not relieve the obligation of ATMOS ENERGY MARKETING, LLC to provide comparative statements for any period after fiscal year ended September 30, 2000.

     3.  Renewal; Continued Effect.  Except as set forth above, the Credit
         -------------------------
Agreement and the Atmos Guaranty shall continue in full force and effect.

     4.  Representations.  To induce the Banks to enter into this Amendment,
         ---------------
Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this
    -------
Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANK AND THAT THE BANK HAS ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO BANK THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

     5.  Conditions Precedent.  As a condition to Bank of America entering into
         --------------------
this Amendment, no Default or Event of Default shall exist on the date hereof, and Bank of America must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to Bank of America:

          (a) this Amendment, duly executed by Borrower and each of the Guarantors; and

          (b) such other documents or certificates as Bank of America may reasonably request.

     6.  Guaranty Ratifications. Each of the Guarantors ratifies and confirms
         ----------------------
its Guaranty Agreement and acknowledges and agrees that references to the Credit Agreement in such


FIRST AMENDMENT TO                     2
CREDIT AGREEMENT

Guaranty Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Guaranty Agreement shall continue in full force and effect, and that pursuant to such Guaranty Agreement, the Guarantor has guaranteed payment and performance of the Obligations as specified in such Guaranty Agreement.

     7.  Ratification of Security Agreements.  Borrower ratifies and confirms
         -----------------------------------
the Security Agreements, and acknowledges and agrees that references to the Credit Agreement in such Security Agreements are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Security Agreements shall continue in full force and effect, and that pursuant to such Security Agreements Borrower has granted and hereby confirms and grants to Bank a continuing first and prior security interest in the Collateral to secure payment and performance of all Obligations.

     8.  Miscellaneous.
         -------------

         (a) Severability.  In case any of the provisions of this Amendment
             ------------
shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (b) Capitalized Terms.  Except as otherwise defined herein, capitalized
             -----------------
terms shall have the meanings specified in the Credit Agreement.

         (c) Execution in Counterparts.  This Amendment may be executed in any
             -------------------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         (d) Governing Law.  This Amendment shall be construed in accordance
             -------------
with and governed by the laws of the State of California (without reference to principles of conflicts of laws), provided, however, that Bank shall retain all rights under federal law.

         (e) Rights of Third Parties.  All provisions herein are imposed
             -----------------------
solely and exclusively for the benefit of Borrower and Bank, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

         (f) COMPLETE AGREEMENT.  THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN
             ------------------
AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


FIRST AMENDMENT TO                     3
CREDIT AGREEMENT

     Executed as of the day and year first above written


                         BORROWER:


                         WOODWARD MARKETING, L.L.C.,
                         a Delaware limited liability company



                         By:    /s/ HENRY O. DRILLING
                                --------------------------------
                         Name:      Henry O. Drilling
                                --------------------------------
                         Title:     Senior Vice President
                                --------------------------------


                         BANKS:


                         BANK OF AMERICA, N. A.,
                         as Agent



                         By:    /s/ LEONARD L. RUSSO
                                --------------------------------
                         Name:      Leonard L. Russo
                                --------------------------------
                         Title:     Managing Director
                                --------------------------------


                         BANK OF AMERICA, N. A.,
                         as a Bank and Issuing Bank



                         By:    /s/ IRENE C. RUMMEL
                                --------------------------------
                         Name:      Irene C. Rummel
                                --------------------------------
                         Title:     Vice President
                                --------------------------------


FIRST AMENDMENT TO                     4
CREDIT AGREEMENT

                         GUARANTORS:


                         WOODWARD MARKETING, INC.






                         By:    /s/ HENRY O. DRILLING
                                --------------------------------
                         Name:      Henry O. Drilling
                                --------------------------------
                         Title:     Vice President
                                --------------------------------



                        ATMOS ENERGY MARKETING, INC.



                         By:    /s/ LAURIE M. SHERWOOD
                                --------------------------------
                         Name:      Laurie M. Sherwood
                                --------------------------------
                         Title:     Vice President & Treasurer
                                --------------------------------



                          /s/ J. D. WOODWARD
                         ---------------------------------------
                              J. D. WOODWARD



                          /s/ JAMES KIFER
                         ---------------------------------------
                              JAMES KIFER


FIRST AMENDMENT TO                     5
CREDIT AGREEMENT